UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No.1)
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 8, 2018
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K2M GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Hope Parkway, SE
Leesburg, Virginia 20175
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable
(Former Name or Former Address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2018, K2M Group Holdings, Inc. (the “Company”) issued a press release entitled “K2M Group Holdings, Inc. Reports Preliminary Fourth Quarter and Full Year 2017 Financial Results” (the “Press Release”) which was set forth in Exhibit 99.1 of the Company’s Form 8-K filed on January 8, 2018 (the “Original Form 8-K”). Due to an inadvertent error, the Company incorrectly reported its expected annual 2017 preliminary growth rates by procedure category as its Domestic Q4 revenue growth rates by procedure category. The Company’s expected Domestic Q4 revenue growth rates by procedure category are corrected in Exhibit 99.1 as follows:

▪ U.S. Complex Spine growth of approximately 12% year-over-year rather than 8% as previously reported.

▪ U.S. Minimally Invasive Surgery (MIS) growth of approximately 11% year-over-year rather than 15% as previously reported.

▪ U.S. Degenerative growth of approximately 6% year-over-year rather than 8% as previously reported.

There is no change to the Company’s expected Q4 Total, Domestic or International revenues or full year revenue, in each case as reported in the Press Release
Except as expressly set forth above, this Amendment No. 1 on Form 8-K/A does not, and does not purport to, amend, update or restate any other information in the Press Release or Original Form 8-K or reflect any events that have occurred after the filing of the Original Form 8-K. Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with the Original Form 8-K and the Company’s other filings with the SEC subsequent to the filing of the Original Form 8-K, including any amendments thereto.
As permitted by General Instruction B.2 of Form 8-K, information that is furnished shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information and exhibits in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Disclosure
Certain statements made in this Form 8-K/A may constitute "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are based on management's expectations, estimates, projections, and assumptions.  These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.  Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors.  Additional information regarding these factors is contained in the sections entitled “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year-ended December 31, 2016 filed with the SEC and/or our Quarterly Report filed with the SEC on November 1, 2017, as such factors may be updated from time to time in our periodic filings with the SEC which are accessible on the SEC's website at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

K2M Group Holdings, Inc.

Date:	January 9, 2018	By:	s/ Gregory S. Cole
		Name:	Gregory S. Cole
		Title:	Chief Financial Officer